AMERICAN CONSTRUCTION COMPANY
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Exhibit No. 32.1



                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                     AND CHIEF FINANCIAL OFFICER PURSUANT TO
                       18 U.S.C. SECTION 1350, AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the filing of American Construction Company (the Company) Annual Report on Form 10-KSB for the year ending January 31, 2004 with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jeff Mabry, the Chief Executive Officer and Chief Financial Officer of the Company, hereby certify, to the best of my knowledge and belief, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:


(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                                          /s/ Jeff Mabry
                                                          -------------------
                                                          Jeff Mabry
                                                          Chief Executive and
                                                          Financial Officer

Date:  May 12, 2004





















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Form 10KSB-Period Ending January 31, 2004                                Page 25